EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  We consent to the incorporation by reference in this Annual Report on Form 10-KSB of Beverly National Corporation of our report dated January 6, 2000.

                                     /s/Shatswell, MacLeod & Company, P.C.
                                     -------------------------------------
                                     Shatswell, MacLeod & Company, P.C.

West Peabody, Massachusetts
March 23, 2000